UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306
                                   ----------

                        FRANKLIN MUTUAL RECOVERY FUND
                      -------------------------------------
               (Exact name of registrant as specified in charter)


             101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2789
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)



          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (210) 912-2100
                                                          --------------

Date of fiscal year end: 3/31
                         ------

Date of reporting period: 9/30/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



                                [GRAPHIC OMITTED]

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                                                              SEPTEMBER 30, 2005
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SEMIANNUAL REPORT AND SHAREHOLDER LETTER                           VALUE
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--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
      FRANKLIN
MUTUAL RECOVERY FUND                                   Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                   [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                              THANK YOU FOR YOUR CONTINUED PARTICIPATION

                              At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style
                              U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Franklin Mutual Recovery Fund .............................................    4

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   23

Notes to Financial Statements .............................................   28

Shareholder Information ...................................................   40

--------------------------------------------------------------------------------



SEMIANNUAL REPORT

FRANKLIN MUTUAL RECOVERY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Mutual Recovery Fund's goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, risk arbitrage securities and special situations/undervalued securities. The Fund may take long and short positions.

ASSET ALLOCATION
Based on Total Net Assets as of 9/30/05

[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Equity ..........................................  69.5%
Fixed Income & Other Debt .......................  17.5%
Short-Term Investments & Other Net Assets .......  13.0%

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Mutual Recovery Fund's semiannual report for the period ended September 30, 2005.

PERFORMANCE OVERVIEW

Franklin Mutual Recovery Fund - Class A posted a +5.51% cumulative total return for the six months under review. The Fund outperformed the Standard & Poor's 500 Composite Index's (S&P 500's) +5.02% total return for the same period.(1) The Fund's performance also compared favorably to the +1.57% six-month total return of the Bloomberg/EFFAS U.S. Government 3-5

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


4 | Semiannual Report

Years Total Return Index.(2) The performance of the Fund relative to that index is used as the basis to calculate the performance adjustment to the management fee paid to the Fund's adviser. You can find more of the Fund's performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the six months ended September 30, 2005, a maturing domestic economic expansion was driven by perceived staying power across most industries, sectors and regions. Gross domestic product (GDP) rose during the period, benefiting primarily from personal consumption and greater business investment. Demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in 2005 driven largely by rising short-term domestic interest rates and strong economic growth in the U.S. relative to many of its major trading partners.

Oil prices increased substantially during the period amid concerns about potential long-term supply limitations in the face of expected strong global demand growth, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended September 30, 2005, as measured by the 2.0% rise for the core Consumer Price Index (CPI).(3) With controlling inflation at the forefront of its agenda, the Federal Reserve Board raised the federal funds target rate from 2.75% to 3.75%, and said it would respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Compared with the rise in short-term interest rates, long-term interest rates remained relatively stable, supporting overall robust housing and commercial real estate activity, which contributed to economic growth.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains. The labor market firmed as employment increased and the unemployment rate dropped from 5.2% to 5.1% during the reporting period.(3) Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence. However, late in the period consumer sentiment fell amid concerns about rising energy costs.

In this environment, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +1.76%, while the broader S&P 500 and technology-heavy NASDAQ Composite Index returned +5.02% and +7.99%.(4)

(2) Source: Bloomberg LP. The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index is designed as a transparent benchmark for the U.S. government bond market. The index is unmanaged and includes price appreciation/ depreciation only. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(3) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                                           Semiannual Report | 5

TOP 10 HOLDINGS
9/30/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Adelphia Communications Corp.& Affiliated Issuers                           5.4%
   MEDIA, U.S.
--------------------------------------------------------------------------------
Guidant Corp.                                                               5.0%
   HEALTH CARE EQUIPMENT & SUPPLIES, U.S.
--------------------------------------------------------------------------------
Temple-Inland Inc.                                                          4.5%
   CONTAINERS & PACKAGING, U.S.
--------------------------------------------------------------------------------
Telewest Global Inc.                                                        4.1%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, U.K.
--------------------------------------------------------------------------------
Owens Corning                                                               3.4%
   CONSTRUCTION MATERIALS, U.S.
--------------------------------------------------------------------------------
Pogo Producing Co.                                                          3.3%
   OIL, GAS & CONSUMABLE FUELS, U.S.
--------------------------------------------------------------------------------
NTL Inc.                                                                    3.2%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, U.K.
--------------------------------------------------------------------------------
ACE Aviation Holdings Inc.                                                  3.1%
   AIRLINES, CANADA
--------------------------------------------------------------------------------
Cerberus NCB Acquisition LP Ltd., wts., 8/29/13                             3.0%
   COMMERCIAL BANKS, JAPAN
--------------------------------------------------------------------------------
Symetra Financial (formerly Occum Acquisition Corp.)                        2.8%
   INSURANCE, U.S.
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

We follow a distinctive investment approach and can seek investments in distressed companies, risk arbitrage and special situations/undervalued securities. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find compelling situations. Our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

MANAGER'S DISCUSSION

During the six months under review, the Fund's best performing investment was the stock of Telewest Global, which was also among top performers during the Fund's previous fiscal year. Telewest, the second-largest U.K. cable company, completed its Scheme of Arrangement (the U.K. equivalent of Chapter 11) in summer 2004, and the stock has appreciated significantly since then. We received a significant portion of our stock in exchange for bonds we had purchased at a deep discount. Notably, subsequent to the end of the reporting period, the U.K.'s largest cable operator, NTL, announced a cash and stock agreement to acquire Telewest. The Fund also has a position in NTL, one of our top 10 holdings.

Our second-best performer was Owens Corning, which was also a top performer last year. The building products manufacturer was one of the largest companies driven into bankruptcy by pending asbestos tort claims. We have an investment in the company's bank debt, which is structurally senior to the unsecured bond claims and tort claims outstanding in the bankruptcy. During the past six months, the litigation we wrote about in the previous shareholder report regarding this structural seniority was resolved favorably to our bank debt position, contributing to the position's positive performance during the period.

Other notable performers included stocks of Anglo American and Pogo Producing, both of which benefited from recent price increases for energy and raw materials.

Conversely, our investments in the bonds of Adelphia Communications, a bankrupt cable company, and the stock of Kindred Healthcare detracted from


6 | Semiannual Report

Fund performance during the period. Adelphia bonds fell, largely due to continued conflict among various creditor classes in the company's bankruptcy combined with recent softness in overall U.S. cable valuations. Kindred Healthcare gave back gains achieved earlier in the period after announcing disappointing results late in the period. A member of the Fund's portfolio management team has served on Kindred's Board of Directors since 2001, shortly after the company emerged from bankruptcy.

Although we have significant investments outside the U.S., primarily in western Europe and Canada, we typically fully hedge the Fund's foreign currency exposure. Therefore, recent currency movements did not have a material effect on the Fund's performance.

At period-end, the Fund was 87.0% invested, with approximately 31% of total net assets invested in positions classified as distressed or post-reorganization. Gross risk arbitrage exposure remained at about 10%, with special situations/ undervalued securities investments representing the balance of the portfolio.

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                             /s/ Michael J. Embler

                                            Michael J. Embler
                                            Portfolio Manager

[PHOTO OMITTED]                             /s/ Shawn Tumulty

                                            Shawn Tumulty
                                            Portfolio Manager

[PHOTO OMITTED]                             /s/ Christian Correa

                                            Christian Correa
                                            Assistant Portfolio Manager

                                            Franklin Mutual Recovery Fund

TOP 10 SECTORS/INDUSTRIES
9/30/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      9.9%
--------------------------------------------------------------------------------
Tobacco                                                                     6.1%
--------------------------------------------------------------------------------
Media                                                                       5.9%
--------------------------------------------------------------------------------
Metals & Mining                                                             5.4%
--------------------------------------------------------------------------------
Health Care Equipment & Supplies                                            5.0%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 4.7%
--------------------------------------------------------------------------------
Containers & Packaging                                                      4.5%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            4.4%
--------------------------------------------------------------------------------
Insurance                                                                   4.2%
--------------------------------------------------------------------------------
Airlines                                                                    2.9%
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
MICHAEL EMBLER is a senior vice president and the chief investment officer of Franklin Mutual Advisers, LLC (Mutual Series). Mr. Embler has been portfolio manager of Franklin Mutual Recovery Fund since its inception and currently has portfolio management responsibilities for another Mutual Series fund. Mr. Embler specializes in analyzing and trading bankrupt and distressed securities. Before joining Franklin Templeton Investments in 2001, he was a Managing Director and portfolio manager at Nomura Holding America, Inc.

SHAWN TUMULTY joined Franklin Templeton Investments in 2000. He has been an assistant portfolio manager for another Mutual Series fund since 2003. In May 2005, he assumed the duties of portfolio manager for Franklin Mutual Recovery Fund. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

CHRISTIAN CORREA assumed responsibility as assistant portfolio manager for Franklin Mutual Recovery Fund in November 2004. He is also a research analyst for Mutual Series specializing in global risk arbitrage and event-driven situations. Mr. Correa joined Mutual Series in 2003 from Lehman Brothers Holdings Inc., where he covered U.S. risk arbitrage and special situations.
--------------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE SUMMARY AS OF 9/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------
CLASS A (SYMBOL: FMRAX)                           CHANGE     9/30/05    3/31/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.28     $ 12.92    $ 12.64
-------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-9/30/05)
-------------------------------------------------------------------------------
Dividend Income                        $0.0136
-------------------------------------------------------------------------------
Short-Term Capital Gain                $0.2731
-------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.1018
-------------------------------------------------------------------------------
   TOTAL                               $0.3885
-------------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                             CHANGE     9/30/05    3/31/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.26     $ 12.84    $ 12.58
-------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-9/30/05)
-------------------------------------------------------------------------------
Short-Term Capital Gain                $0.2731
-------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.1018
-------------------------------------------------------------------------------
   TOTAL                               $0.3749
-------------------------------------------------------------------------------
CLASS C (SYMBOL: FCMRX)                           CHANGE     9/30/05    3/31/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.26     $ 12.84    $ 12.58
-------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-9/30/05)
-------------------------------------------------------------------------------
Short-Term Capital Gain                $0.2731
-------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.1018
-------------------------------------------------------------------------------
   TOTAL                               $0.3749
-------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FMRVX)                     CHANGE     9/30/05    3/31/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.30     $ 12.97    $ 12.67
-------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-9/30/05)
-------------------------------------------------------------------------------
Dividend Income                        $0.0224
-------------------------------------------------------------------------------
Short-Term Capital Gain                $0.2731
-------------------------------------------------------------------------------
Long-Term Capital Gain                 $0.1018
-------------------------------------------------------------------------------
   TOTAL                               $0.3973
-------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                            6-MONTH        1-YEAR     INCEPTION (11/3/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +5.51%       +16.53%          +27.69%
--------------------------------------------------------------------------------
Average Annual Total Return(2)       -0.56%        +9.83%          +10.18%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)     $ 9,944       $10,983          $12,035
--------------------------------------------------------------------------------
CLASS B                            6-MONTH        1-YEAR     INCEPTION (11/3/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +5.10%       +15.71%          +26.23%
--------------------------------------------------------------------------------
Average Annual Total Return(2)       +1.10%       +11.71%          +11.09%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)     $10,110       $11,171          $12,223
--------------------------------------------------------------------------------
CLASS C                            6-MONTH        1-YEAR     INCEPTION (11/3/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +5.09%       +15.71%          +26.21%
--------------------------------------------------------------------------------
Average Annual Total Return(2)       +4.09%       +14.71%          +12.96%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)     $10,409       $11,471          $12,621
--------------------------------------------------------------------------------
ADVISOR CLASS                      6-MONTH        1-YEAR     INCEPTION (6/2/03)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +5.65%       +16.81%          +42.60%
--------------------------------------------------------------------------------
Average Annual Total Return(2)       +5.65%       +16.81%          +16.46%
--------------------------------------------------------------------------------
Value of $10,000 Investment(3)     $10,565       $11,681          $14,260
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

THE FUND IS NONDIVERSIFIED, WHICH MEANS IT CAN BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL AND REGULATORY CHANGES. THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND MAY ALSO SHORT STOCKS. IT MAY NOT BE ABLE TO COVER A SHORT POSITION AT ANY PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. INSTEAD, THE FUND HAS A FUNDAMENTAL POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5%-25% OF THE FUND'S OUTSTANDING SHARES. HOWEVER, IN UNUSUAL CIRCUMSTANCES, THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD OF TRUSTEES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.


                                                          Semiannual Report | 11

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                          VALUE 3/31/05       VALUE 9/30/05    PERIOD* 3/31/05-9/30/05
-------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,055.10              $17.83
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,007.72              $17.41
-------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,051.00              $21.13
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,004.46              $20.65
-------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,050.90              $21.13
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,004.46              $20.65
-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,056.50              $16.03
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,009.48              $15.67
-------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      3.46%; B: 4.11%; C: 4.11%; and Advisor: 3.11%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

FRANKLIN MUTUAL RECOVERY FUND

FINANCIAL HIGHLIGHTS

                                                                                       --------------------------------------
                                                                                        SIX MONTHS ENDED       YEAR ENDED
                                                                                       SEPTEMBER 30, 2005       MARCH 31,
CLASS A                                                                                    (UNAUDITED)        2005    2004(c)
                                                                                       --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............................................        $ 12.64         $ 11.91   $ 11.10
                                                                                       --------------------------------------
Income from investment operations:

   Net investment income (loss)(a) .................................................          (0.04)           0.02     (0.04)

   Net realized and unrealized gains (losses) ......................................           0.71            1.43      0.90
                                                                                       --------------------------------------
Total from investment operations ...................................................           0.67            1.45      0.86
                                                                                       --------------------------------------
Less distributions from:

   Net investment income ...........................................................          (0.01)          (0.04)    (0.01)

   Net realized gains ..............................................................          (0.38)          (0.68)    (0.04)
                                                                                       --------------------------------------
Total distributions ................................................................          (0.39)          (0.72)    (0.05)
                                                                                       --------------------------------------
Net asset value, end of period .....................................................        $ 12.92         $ 12.64   $ 11.91
                                                                                       ======================================

Total return(b) ....................................................................           5.51%          12.48%     7.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................................................        $81,038         $57,709   $24,225

Ratios to average net assets, including dividend expense on securities sold short:

   Expenses ........................................................................           3.46%(d)        3.15%     3.45%(d)

   Expenses net of waiver and reimbursement by affiliate ...........................           3.46%(d)        3.05%     3.45%(d)

   Net investment income (loss) ....................................................          (0.68)%(d)       0.17%    (0.89)%(d)

Portfolio turnover rate ............................................................          31.10%          87.68%   129.60%

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses ........................................................................           3.25%(d)        3.11%     3.36%(d)

   Expenses net of waiver and reimbursement by affiliate ...........................           3.25%(d)        3.02%     3.36%(d)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   For the period November 3, 2003 (effective date) to March 31, 2004.

(d)   Annualized.


14 | See notes to financial statements. | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

                                                                              -------------------------------------------
                                                                               SIX MONTHS ENDED         YEAR ENDED
                                                                              SEPTEMBER 30, 2005        MARCH 31,
CLASS B                                                                          (UNAUDITED)         2005      2004(c)
                                                                              -------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ......................................      $    12.58        $ 11.89   $  11.10
                                                                              ---------------------------------------
Income from investment operations:

   Net investment income (loss)(a) ........................................           (0.08)         (0.06)     (0.07)

   Net realized and unrealized gains (losses) .............................            0.71           1.43       0.91
                                                                              ---------------------------------------
Total from investment operations ..........................................            0.63           1.37       0.84
                                                                              ---------------------------------------
Less distributions from:

   Net investment income ..................................................              --             --      (0.01)

   Net realized gains .....................................................           (0.37)         (0.68)     (0.04)
                                                                              ---------------------------------------
Total distributions .......................................................           (0.37)         (0.68)     (0.05)
                                                                              ---------------------------------------
Net asset value, end of period ............................................      $    12.84        $ 12.58   $  11.89
                                                                              =======================================

Total return(b) ...........................................................            5.10%         11.77%      7.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................................      $    3,933        $ 3,246   $  1,892

Ratios to average net assets, including dividend expense on securities sold short:

   Expenses ...............................................................            4.11%(d)       3.79%      4.10%(d)

   Expenses net of waiver and reimbursement by affiliate ..................            4.11%(d)       3.69%      4.10%(d)

   Net investment income (loss) ...........................................           (1.33)%(d)     (0.47)%    (1.47)%(d)

Portfolio turnover rate ...................................................           31.10%         87.68%    129.60%

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses ...............................................................            3.90%(d)       3.75%      4.00%(d)

   Expenses net of waiver and reimbursement by affiliate ..................            3.90%(d)       3.65%      4.00%(d)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   For the period November 3, 2003 (effective date) to March 31, 2004.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 15

FRANKLIN MUTUAL RECOVERY FUND

                                                                              --------------------------------------------
                                                                               SIX MONTHS ENDED         YEAR ENDED
                                                                              SEPTEMBER 30, 2005        MARCH 31,
CLASS C                                                                          (UNAUDITED)         2005       2004(c)
                                                                              --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ......................................      $    12.58        $  11.89   $  11.10
                                                                              ----------------------------------------
Income from investment operations:

   Net investment income (loss)(a) ........................................           (0.09)          (0.06)     (0.07)

   Net realized and unrealized gains (losses) .............................            0.72            1.43       0.91
                                                                              ----------------------------------------
Total from investment operations ..........................................            0.63            1.37       0.84
                                                                              ----------------------------------------
Less distributions from:

   Net investment income ..................................................              --              --      (0.01)

   Net realized gains (losses) ............................................           (0.37)          (0.68)     (0.04)
                                                                              ----------------------------------------
Total distributions .......................................................           (0.37)          (0.68)     (0.05)
                                                                              ----------------------------------------
Net asset value, end of period ............................................      $    12.84        $  12.58   $  11.89
                                                                              ========================================

Total return(b) ...........................................................            5.09%          11.77%      7.54%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................................      $   44,748        $ 29,991   $ 16,887

Ratios to average net assets, including dividend expense on securities sold short:

   Expenses ...............................................................            4.11%(d)        3.78%      4.10%(d)

   Expenses net of waiver and reimbursement by affiliate ..................            4.11%(d)        3.68%      4.10%(d)

   Net investment income (loss) ...........................................           (1.33)%(d)      (0.46)%    (1.52)%(d)

Portfolio turnover rate ...................................................           31.10%          87.68%    129.60%

Ratio to average net assets, excluding dividend expense on securities sold short:

   Expenses ...............................................................            3.90%(d)        3.74%      4.02%(d)

   Expenses net of waiver and reimbursement by affiliate ..................            3.90%(d)        3.64%      4.02%(d)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   For the period November 3, 2003 (effective date) to March 31, 2004.

(d)   Annualized.


16 | See notes to financial statements. | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

                                                                              --------------------------------------------
                                                                               SIX MONTHS ENDED         YEAR ENDED
                                                                              SEPTEMBER 30, 2005        MARCH 31,
                                                                                 (UNAUDITED)         2005      2004(c)
                                                                              --------------------------------------------
ADVISOR CLASS

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ......................................        $  12.67        $  11.92   $  10.00
                                                                                 -------------------------------------
Income from investment operations:

  Net investment income (loss)(a) .........................................           (0.02)           0.06      (0.09)

  Net realized and unrealized gains (losses) ..............................            0.72            1.44       2.06
                                                                                 -------------------------------------
Total from investment operations ..........................................            0.70            1.50       1.97
                                                                                 -------------------------------------
Less distributions from:

  Net investment income ...................................................           (0.02)          (0.07)     (0.01)

  Net realized gains ......................................................           (0.38)          (0.68)     (0.04)
                                                                                 -------------------------------------
Total distributions .......................................................           (0.40)          (0.75)     (0.05)
                                                                                 -------------------------------------
Net asset value, end of period ............................................        $  12.97        $  12.67   $  11.92
                                                                                 =====================================

Total return(b) ...........................................................            5.65%          12.88%     19.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................................        $ 78,314        $ 71,586   $ 45,854

Ratios to average net assets, including dividend expense on securities sold short:

  Expenses ................................................................            3.11%(d)        2.80%      3.10%(d)

  Expenses net of waiver and reimbursement by affiliate ...................            3.11%(d)        2.70%      3.10%(d)

  Net investment income (loss) ............................................           (0.33)%(d)       0.52%     (1.01)%(d)

Portfolio turnover rate ...................................................           31.10%          87.68%    129.60%

Ratio to average net assets, excluding dividend expense on securities sold short:

  Expenses ................................................................            2.90%(d)        2.76%      3.01%(d)

  Expenses net of waiver and reimbursement by affiliate ...................            2.90%(d)        2.66%      3.01%(d)

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   For the period June 2, 2003 (commencement of operations) to March 31,
      2004.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 17

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES/WARRANTS/
                                                                                     COUNTRY           CONTRACTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS 71.9%
            AIRLINES 2.9%
        (a) ACE Aviation Holdings Inc. .......................................        Canada             189,473      $    5,791,673
    (a),(b) ACE Aviation Holdings Inc., A, 144A ..............................        Canada              10,020             306,284
        (a) ACE Aviation Holdings Inc., B ....................................        Canada                   9                 276
    (a),(c) Air Canada Inc., Contingent Distribution .........................        Canada           4,442,455                  --
                                                                                                                      --------------
                                                                                                                           6,098,233
                                                                                                                      --------------
            COMMERCIAL BANKS 3.2%
    (a),(d) Cerberus NCB Acquisition LP Ltd., wts., 8/29/13 ..................        Japan            4,362,378           6,216,389
    (a),(d) Elephant Capital Holdings Ltd. ...................................        Japan                  286             543,698
                                                                                                                      --------------
                                                                                                                           6,760,087
                                                                                                                      --------------
            CONSUMER FINANCE 1.7%
            MBNA Corp. .......................................................    United States          142,300           3,506,272
                                                                                                                      --------------
            CONTAINERS & PACKAGING 4.5%
            Temple-Inland Inc. ...............................................    United States          229,800           9,387,330
                                                                                                                      --------------
            DIVERSIFIED FINANCIAL SERVICES 1.3%
            London Stock Exchange PLC ........................................    United Kingdom         267,200           2,685,664
                                                                                                                      --------------
            DIVERSIFIED TELECOMMUNICATION SERVICES 9.9%
(a),(d),(e) AboveNet Inc. ....................................................    United States           39,586             948,615
(a),(c),(e) AboveNet Inc., Contingent Distribution ...........................    United States        2,387,000                  --
            MCI Inc. .........................................................    United States          174,400           4,424,528
        (a) NTL Inc. .........................................................    United Kingdom         100,196           6,693,093
    (a),(c) Telewest Communications PLC, Contingent Distribution .............    United Kingdom       1,290,000                  --
        (a) Telewest Global Inc. .............................................    United Kingdom         373,192           8,564,757
                                                                                                                      --------------
                                                                                                                          20,630,993
                                                                                                                      --------------
            ELECTRIC UTILITIES 0.0%
    (a),(b) Entegra/Union Power, 144A ........................................    United States           19,505                  --
                                                                                                                      --------------
            FOOD PRODUCTS 2.0%
            Orkla ASA ........................................................        Norway             107,300           4,072,899
                                                                                                                      --------------
            HEALTH CARE EQUIPMENT & SUPPLIES 5.0%
            Guidant Corp. ....................................................    United States          144,800           9,975,272
        (a) Guidant Corp., Oct. 70.00 Calls, 10/22/05 ........................    United States            3,000             450,000
                                                                                                                      --------------
                                                                                                                          10,425,272
                                                                                                                      --------------
            HEALTH CARE PROVIDERS & SERVICES 6.5%
        (a) Beverly Enterprises Inc. .........................................    United States          342,600           4,196,850
    (a),(e) Kindred Healthcare Inc. ..........................................    United States          103,800           2,938,578
    (a),(e) Kindred Healthcare Inc., Jan. 25.99 Calls, 1/01/14 ...............    United States               25                  58
    (a),(e) Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ...............    United States               25                  58
    (a),(e) Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ................    United States               25                 481
    (a),(e) Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ...............    United States              166                 757


18 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY          CONTRACTS           VALUE

------------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            HEALTH CARE PROVIDERS & SERVICES (CONT.)
        (a) PacifiCare Health Systems Inc. ...................................    United States           52,800      $    4,212,384
        (a) Wellchoice Inc. ..................................................    United States           27,300           2,072,070
                                                                                                                      --------------
                                                                                                                          13,421,236
                                                                                                                      --------------

            HOTELS, RESTAURANTS & LEISURE 1.4%
    (a),(c) Trump Atlantic, Contingent Distribution ..........................    United States        5,150,000             190,653
        (a) Trump Entertainment Resorts Inc. .................................    United States          152,691           2,736,223
                                                                                                                      --------------
                                                                                                                           2,926,876
                                                                                                                      --------------
            INSURANCE 4.2%
    (a),(d) Imagine Group Holdings Ltd. ......................................       Bermuda             287,034           2,939,667
    (a),(d) Symetra Financial ................................................    United States           51,200           5,888,000
                                                                                                                      --------------
                                                                                                                           8,827,667
                                                                                                                      --------------
            MEDIA 5.9%
        (a) Hollinger Inc. ...................................................       Canada              116,800             490,143
        (a) Hollinger International Inc. .....................................    United States          112,700           1,049,237
            News Corp. Ltd., A ...............................................    United States          321,900           5,018,421
        (d) Time Warner Inc. .................................................    United States          322,800           5,728,990
                                                                                                                      --------------
                                                                                                                          12,286,791
                                                                                                                      --------------
            METALS & MINING 3.0%
            Anglo American PLC ...............................................    South Africa           162,804           4,851,680
        (a) Canico Resource Corp. ............................................       Canada               83,900           1,437,935
    (a),(d) Pig Iron LLC .....................................................    United States           65,000                  24
                                                                                                                      --------------
                                                                                                                           6,289,639
                                                                                                                      --------------
            OIL, GAS & CONSUMABLE FUELS 4.7%
    (a),(b) CNX Gas Corp., 144A ..............................................    United States          133,000           2,726,500
            Pogo Producing Co. ...............................................    United States          118,200           6,966,708
                                                                                                                      --------------
                                                                                                                           9,693,208
                                                                                                                      --------------
            PAPER & FOREST PRODUCTS 2.7%
            Weyerhaeuser Co. .................................................    United States           80,900           5,561,875
                                                                                                                      --------------
            PHARMACEUTICALS 2.4%
        (a) IVAX Corp. .......................................................    United States          189,300           4,989,948
                                                                                                                      --------------
            REAL ESTATE 0.4%
            Shurgard Storage Centers Inc., A .................................    United States           14,100             787,767
                                                                                                                      --------------
            SOFTWARE 1.3%
        (a) Macromedia Inc. ..................................................    United States           68,000           2,765,560
                                                                                                                      --------------
            TEXTILES APPAREL & LUXURY GOODS 1.0%
            Reebok International Ltd. ........................................    United States           35,400           2,002,578
                                                                                                                      --------------


                                                          Semiannual Report | 19

FRANKLIN MUTUAL RECOVERY FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES/WARRANTS/
                                                                                     COUNTRY            CONTRACTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            THRIFTS & MORTGAGE FINANCE 1.8%
            Sovereign Bancorp Inc. .............................................  United States          170,300      $   3,753,412
                                                                                                                      -------------
            TOBACCO 6.1%
            Imperial Tobacco Group PLC .........................................  United Kingdom         120,312          3,445,365
            KT&G Corp. .........................................................   South Korea           122,320          5,298,384
            Reynolds American Inc. .............................................  United States           47,200          3,918,544
                                                                                                                      -------------
                                                                                                                         12,662,293
                                                                                                                      -------------
            TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
              (COST $137,995,111) ..............................................                                        149,535,600
                                                                                                                      -------------
            PREFERRED STOCKS 5.2%
            ELECTRIC UTILITIES 0.0%(F)
        (a) Montana Power Co., 8.45%, pfd. .....................................  United States            1,020              8,415
                                                                                                                      -------------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 2.8%
        (a) CCFC Preferred Holdings LLC, pfd. ..................................  United States            5,800          5,829,000
                                                                                                                      -------------
            METALS & MINING 2.4%
    (d),(e) Esmark Inc., Series A, 10.00%, cvt. pfd. ...........................  United States            4,962          4,962,000
                                                                                                                      -------------
            TOTAL PREFERRED STOCKS (COST $10,684,979) ..........................                                         10,799,415
                                                                                                                      -------------
                                                                                                    ------------------
                                                                                                    PRINCIPAL AMOUNT(g)
                                                                                                    ------------------
            CORPORATE BONDS & NOTES 6.8%
        (b) ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 .............      Canada             430,000 CAD        355,712
            Entegra/Union Power,
                    Term Loan A, 4.00%, 6/01/12 ................................  United States          993,676            884,372
                    Term Loan B, 9.00%, 6/01/20 ................................  United States          956,874            851,618
            Eurotunnel PLC,
            (b),(i) Senior Tranche G2 Term Loan A, 144A, FRN, 5.8718%,
                      12/15/12 .................................................  United Kingdom          65,100 GBP        110,203
                (i) Tier 2, FRN, 5.7958%, 12/31/18 .............................  United Kingdom           9,600 GBP         13,627
                (i) Tier 3, FRN, 5.7958%, 12/31/25 .............................  United Kingdom       3,325,547 GBP      2,709,553
            Eurotunnel SA,
                    Senior Tranche H1 Term Loan (KfW Advance), 8.78%,
                      12/15/12 .................................................      France              18,500 EUR         21,350
                (i) Tier 3 (LIBOR), FRN, 3.3926%, 12/31/25 .....................      France           2,850,800 EUR      1,456,518
                (i) Tier 3 (PIBOR), FRN, 3.393%, 12/31/25 ......................      France              41,370 EUR         21,137
        (i) Motor Coach Industries International Inc., FRN, 16.86%, 10/01/08 ...  United States        2,935,544          2,935,544
        (d) Seton House Finance Ltd., zero cpn., 2/07/12 .......................  United Kingdom       5,782,000 EUR      2,203,421
            Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ...................  United States        2,725,691          2,643,920
                                                                                                                      -------------
            TOTAL CORPORATE BONDS & NOTES (COST $15,877,061) ...................                                         14,206,975
                                                                                                                      -------------


20 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PRINCIPAL
                                                                                     COUNTRY         AMOUNT(g)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            CORPORATE BONDS & NOTES IN REORGANIZATION 10.7%
        (j) Adelphia Communications Corp.,
               9.25%, 10/01/02 .................................................   United States       1,987,000      $   1,470,380
               8.125%, 7/15/03 .................................................   United States         950,000            712,500
               9.875%, 3/01/05 .................................................   United States          22,000             16,500
               10.25%, 11/01/06 ................................................   United States       5,105,000          3,803,225
               9.875%, 3/01/07 .................................................   United States          13,000              9,750
               8.375%, 2/01/08 .................................................   United States          31,000             23,250
               7.75%, 1/15/09 ..................................................   United States          90,000             67,050
               7.875%, 5/01/09 .................................................   United States          12,000              8,760
               9.375%, 11/15/09 ................................................   United States       2,322,000          1,787,940
               10.875%, 10/01/10 ...............................................   United States          71,000             53,250
               10.25%, 6/15/11 .................................................   United States         958,000            732,870
        (j) Armstrong World Industries Inc.,
               9.75%, 4/15/08 ..................................................   United States          59,000             46,020
               7.45%, 5/15/29 ..................................................   United States       1,286,000            958,070
               6.35%, 2/20/49 ..................................................   United States         225,000            166,500
               Revolver, 10/29/03 ..............................................   United States          42,075             31,556
               Trade Claim .....................................................   United States       4,131,400          3,098,550
        (j) Century Communications Corp.,
               8.875%, 1/15/07 .................................................   United States           5,000              5,363
               8.75%, 10/01/07 .................................................   United States          29,000             30,595
               8.375%, 12/15/07 ................................................   United States       1,699,000          1,826,425
               Series B, zero cpn., 1/15/08 ....................................   United States       1,060,000            683,700
               zero cpn., 3/15/03 ..............................................   United States          33,000             31,515
    (h),(j) Owens Corning, Revolver, 6/26/02 ...................................   United States       5,158,537          6,693,201
                                                                                                                      -------------
            TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
              (COST $19,519,675) ...............................................                                         22,256,970
                                                                                                                      -------------
            GOVERNMENT AGENCIES (COST $12,192,104) 5.9%
    (k),(l) Federal Home Loan Bank, 10/03/05 - 11/09/05 ........................                      12,200,000         12,195,349
                                                                                                                      -------------
            TOTAL INVESTMENTS (COST $196,268,930) 100.5% .......................                                        208,994,309
            SECURITIES SOLD SHORT (7.6)% .......................................                                        (15,811,407)
            NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS 0.0%(f) ..........                                            (69,670)
            OTHER ASSETS, LESS LIABILITIES 7.1% ................................                                         14,920,275
                                                                                                                      -------------
            NET ASSETS 100.0% ..................................................                                      $ 208,033,507
                                                                                                                      =============
                                                                                                    ------------
        (m) SECURITIES SOLD SHORT 7.6%                                                                 SHARES
                                                                                                    ------------
            COMMERCIAL BANKS 1.4%
            Bank of America Corp. ..............................................   United States          69,475      $   2,924,898
                                                                                                                      -------------
            HEALTH CARE PROVIDERS & SERVICES 2.1%
            UnitedHealth Group Inc. ............................................   United States          58,100          3,265,220
            Wellpoint Inc. .....................................................   United States          14,100          1,069,062
                                                                                                                      -------------
                                                                                                                          4,334,282
                                                                                                                      -------------
            PHARMACEUTICALS 2.4%
            Johnson & Johnson ..................................................   United States          36,748      $   2,325,413


                                                          Semiannual Report | 21

FRANKLIN MUTUAL RECOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY             SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
            SECURITIES SOLD SHORT (CONT.)
            Teva Pharmaceutical Industries Ltd., ADR ...........................     Israel              80,100           2,676,942
                                                                                                                      -------------
                                                                                                                          5,002,355
                                                                                                                      -------------
            REAL ESTATE 0.4%
            Public Storage Inc. ................................................  United States          11,260             754,420
                                                                                                                      -------------
            SOFTWARE 1.3%
            Adobe Systems Inc. .................................................  United States          93,650           2,795,452
                                                                                                                      -------------
            TOTAL SECURITIES SOLD SHORT (PROCEEDS $15,803,812) .................                                      $  15,811,407
                                                                                                                      -------------

CURRENCY ABBREVIATIONS:

CAD -  Canadian Dollar
EUR -  Euro
GBP -  British Pound

SELECTED PORTFOLIO ABBREVIATIONS:

ADR -  American Depository Receipt
FRN -  Floating Rate Note
LIBOR- London InterBank Offered Rate
PIBOR- Paris InterBank Offered Rate

(a)   Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2005, the value of these securities was $3,498,699, representing 1.68% of net assets.

(c) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(d)   See Note 10 regarding restricted and illiquid securities.

(e)   See Note 12 regarding other considerations.

(f)   Rounds to less than 0.05% of net assets.

(g)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(h)   See Note 11 regarding unfunded loan commitments.

(i)   The coupon shown represents the rate at period end.

(j)   See Note 9 regarding defaulted securities.

(k) See Note 1(f) regarding securities segregated with broker for securities sold short.

(l) A portion of the security is traded on a discount basis with no stated coupon rate.

(m)   See Note 1(f) regarding securities sold short.


22 | See notes to financial statements. | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (unaudited)

Assets:
   Investments in securities:
      Cost ...................................................................     $ 196,268,930
                                                                                   =============
      Value ..................................................................     $ 208,994,309
   Cash ......................................................................            62,709
   Foreign currency, at value (cost $91,385) .................................           101,736
   Receivables:
      Investment securities sold .............................................        17,089,208
      Capital shares sold ....................................................           789,517
      Dividends and interest .................................................           485,012
   Unrealized gain on unfunded loan commitments (Note 11) ....................           178,539
   Unrealized gain on forward exchange contracts (Note 8) ....................           545,177
   Cash on deposits with brokers for securities sold short ...................        17,279,442
   Due from broker - synthetic equity swaps ..................................            53,921
                                                                                   -------------
         Total assets ........................................................       245,579,570
                                                                                   -------------
Liabilities:
   Payables:
   Investment securities purchased ...........................................        20,373,575
      Capital shares redeemed ................................................             1,872
      Affiliates .............................................................           539,000
   Securities sold short, at value (proceeds $15,803,812) ....................        15,811,407
   Unrealized loss on forward exchange contracts (Note 8) ....................           614,847
   Accrued expenses and other liabilities ....................................           205,362
                                                                                   -------------
         Total liabilities ...................................................        37,546,063
                                                                                   -------------
            Net assets, at value .............................................     $ 208,033,507
                                                                                   =============
Net assets consist of:
   Paid-in capital ...........................................................     $ 190,854,103
   Undistributed net investment income (loss) ................................          (953,594)
   Net unrealized appreciation (depreciation) ................................        12,834,024
   Accumulated net realized gain (loss) ......................................         5,298,974
                                                                                   -------------
            Net assets, at value .............................................     $ 208,033,507
                                                                                   =============


                     Semiannual Report | See notes to financial statements. | 23

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2005 (unaudited)

CLASS A:
   Net assets, at value ...................................................   $  81,038,326
                                                                              =============
   Shares outstanding .....................................................       6,270,453
                                                                              =============
   Net asset value per share(a) ...........................................   $       12.92
                                                                              =============
   Maximum offering price per share (net asset value per share / 94.25%) ..   $       13.71
                                                                              =============
CLASS B:
   Net assets, at value ...................................................   $   3,933,065
                                                                              =============
   Shares outstanding .....................................................         306,362
                                                                              =============
   Net asset value and maximum offering price per share(a) ................   $       12.84
                                                                              =============
CLASS C:
   Net assets, at value ...................................................   $  44,748,207
                                                                              =============
   Shares outstanding .....................................................       3,485,296
                                                                              =============
   Net asset value and maximum offering price per share(a) ................   $       12.84
                                                                              =============
ADVISOR CLASS:
   Net assets, at value ...................................................   $  78,313,909
                                                                              =============
   Shares outstanding .....................................................       6,038,658
                                                                              =============
   Net asset value and maximum offering price per share(a) ................   $       12.97
                                                                              =============

(a) Redemption price is equal to net asset value less any contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


24 | See notes to financial statements. | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF OPERATIONS
for the six months ended September 30, 2005 (unaudited)

Investment income:
   Dividends ...................................................................   $  1,124,294
   Interest ....................................................................      1,386,220
   Other income (Note 13) ......................................................          1,221
                                                                                   ------------
         Total investment income ...............................................      2,511,735
                                                                                   ------------
Expenses:
   Management fees (Note 4a) ...................................................      1,957,941
   Administrative fees (Note 4b) ...............................................        180,210
   Distribution fees (Note 4c)
      Class A ..................................................................        119,358
      Class B ..................................................................         17,458
      Class C ..................................................................        184,275
   Transfer agent fees (Note 4e) ...............................................        151,499
   Custodian fees (Note 5) .....................................................          5,300
   Reports to shareholders .....................................................         10,000
   Registration and filing fees ................................................         65,000
   Professional fees ...........................................................        205,328
   Trustees' fees and expenses .................................................         44,500
   Dividends on securities sold short ..........................................        193,240
                                                                                   ------------
         Total expenses ........................................................      3,134,109
         Expense reductions (Note 5) ...........................................         (1,765)
                                                                                   ------------
            Net expenses .......................................................      3,132,344
                                                                                   ------------
               Net investment income (loss) ....................................       (620,609)
                                                                                   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................      5,316,570
      Written options ..........................................................         19,089
      Securities sold short ....................................................       (408,663)
      Foreign currency transactions ............................................        545,846
                                                                                   ------------
               Net realized gain (loss) ........................................      5,472,842
                                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................      4,390,170
      Translation of assets and liabilities denominated in foreign currencies ..        (41,828)
                                                                                   ------------
               Net change in unrealized appreciation (depreciation) ............      4,348,342
                                                                                   ------------
Net realized and unrealized gain (loss) ........................................      9,821,184
                                                                                   ------------
Net increase (decrease) in net assets resulting from operations ................   $  9,200,575
                                                                                   ============


                     Semiannual Report | See notes to financial statements. | 25

FRANKLIN MUTUAL RECOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         -----------------------------------
                                                                          SIX MONTHS ENDED
                                                                         SEPTEMBER 30, 2005     YEAR ENDED
                                                                            (UNAUDITED)       MARCH 31, 2005
                                                                         -----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ..................................    $         (620,609)  $      235,364
      Net realized gain (loss) from investments, written options,
         securities sold short, and foreign currency transactions ...             5,472,842        7,387,248
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and liabilities
         denominated in foreign currencies ..........................             4,348,342        6,837,986
                                                                         -----------------------------------
            Net increase (decrease) in net assets resulting from
               operations ...........................................             9,200,575       14,460,598
                                                                         -----------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................................               (69,290)        (144,732)
         Class Z ....................................................              (124,522)        (328,363)
      Net realized gains:
         Class A ....................................................            (1,910,090)      (2,133,292)
         Class B ....................................................              (100,030)        (147,707)
         Class C ....................................................            (1,034,341)      (1,245,771)
         Class Z ....................................................            (2,084,078)      (3,097,129)
                                                                         -----------------------------------
   Total distributions to shareholders ..............................            (5,322,351)      (7,096,994)
                                                                         -----------------------------------
   Capital share transactions: (Note 3)
         Class A ....................................................            21,868,042       31,098,428
         Class B ....................................................               621,081        1,198,797
         Class C ....................................................            14,056,983       11,780,830
         Class Z ....................................................             5,078,154       22,231,584
                                                                         -----------------------------------
   Total capital share transactions .................................            41,624,260       66,309,639
                                                                         -----------------------------------
            Net increase (decrease) in net assets ...................            45,502,484       73,673,243
Net assets:
   Beginning of period ..............................................           162,531,023       88,857,780
                                                                         -----------------------------------
   End of period ....................................................    $      208,033,507   $  162,531,023
                                                                         ===================================
Undistributed net investment income (loss) included
      in net assets:
      End of period .................................................    $         (953,594)  $     (139,173)
                                                                         ===================================


26 | See notes to financial statements. | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

STATEMENT OF CASH FLOWS
for the six months ended September 30, 2005 (unaudited)

Cash flows from operating activities:
   Net increase in net assets resulting from operations .....   $   9,200,575
   Adjustments to reconcile net increase in net assets
      from operations to net cash used in operating
      activities:
      Net change in unrealized appreciation on investments
         and translation of assets and liabilities
         denominated in foreign currencies ..................      (4,311,104)
      Net realized gain on investments, written options
         and securities sold short ..........................      (4,926,996)
      Amortization of bond discounts and premiums ...........        (372,460)
      Increase in receivables from investment securities
         sold ...............................................      (6,770,755)
      Increase in dividends and interest receivable .........        (129,713)
      Decrease in deposit at broker - securities sold
         short ..............................................       2,011,185
      Decrease in deposit at broker - variation
         margin .............................................       1,022,089
      Decrease in payable for investment securities
         purchased ..........................................      15,279,095
      Increase in payable to affiliates .....................         258,238
      Increase in other liabilities .........................          92,478
      Purchase of investment securities .....................    (861,735,538)
      Proceeds from sale of investment securities ...........     813,679,022
                                                                -------------
         Net cash used in operating activities ..............     (36,703,884)
                                                                -------------
Cash flows from financing activities:
   Distributions to shareholders ............................      (5,322,351)
   Decrease in receivable for capital shares sold ...........         234,834
   Increase in payable for capital shares redeemed ..........           1,872
   Proceeds from capital shares sold ........................      53,387,067
   Proceeds from capital shares sold in reinvestment of
      distributions .........................................       4,391,176
   Payment on capital shares redeemed .......................     (16,153,982)
                                                                -------------
         Net cash provided by financing activities ..........      36,538,616
                                                                -------------
Net decrease in cash ........................................        (165,268)
Cash beginning of year ......................................         329,713
                                                                -------------
Cash end of year ............................................   $     164,445
                                                                =============


                     Semiannual Report | See notes to financial statements. | 27

FRANKLIN MUTUAL RECOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Mutual Recovery Fund (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end, continuously offered investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier.* If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed.* Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


28 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                          Semiannual Report | 29

FRANKLIN MUTUAL RECOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.


30 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

f. SECURITIES SOLD SHORT (CONTINUED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These adjustments have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


                                                          Semiannual Report | 31

FRANKLIN MUTUAL RECOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

i. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short-term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

2. TENDER OF SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Trustees, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the tender offer expiration date.

3. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


32 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

3. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At September 30, 2005, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                      ---------------------------------------------------
                                          SIX MONTHS ENDED                YEAR ENDED
                                         SEPTEMBER 30, 2005             MARCH 31, 2005
                                      ---------------------------------------------------
                                        SHARES       AMOUNT        SHARES       AMOUNT
                                      ---------------------------------------------------
CLASS A SHARES:
   Shares sold ....................   1,870,630   $ 23,974,525   2,502,867   $ 30,735,123
   Shares issued in reinvestment
      of distributions ............     129,511      1,646,088     157,695      1,924,919
   Shares redeemed ................    (296,698)    (3,752,571)   (127,691)    (1,561,614)
                                      ---------------------------------------------------
   Net increase (decrease) ........   1,703,443   $ 21,868,042   2,532,871   $ 31,098,428
                                      ===================================================
CLASS B SHARES:
   Shares sold ....................      51,032   $    654,251     101,473   $  1,229,065
   Shares issued in reinvestment
      of distributions ............       7,073         89,405      10,688        129,863
   Shares redeemed ................      (9,720)      (122,575)    (13,304)      (160,131)
                                      ---------------------------------------------------
   Net increase (decrease) ........      48,385   $    621,081      98,857   $  1,198,797
                                      ===================================================
CLASS C SHARES:
   Shares sold ....................   1,183,832   $ 15,085,730   1,122,393   $ 13,696,605
   Shares issued in reinvestment
      of distributions ............      64,255        812,823      83,200      1,010,876
   Shares redeemed ................    (146,362)    (1,841,570)   (241,871)    (2,926,651)
                                      ---------------------------------------------------
   Net increase (decrease) ........   1,101,725   $ 14,056,983     963,722   $ 11,780,830
                                      ===================================================
ADVISOR CLASS SHARES:
   Shares sold ....................   1,065,695   $ 13,672,561   1,759,152   $ 21,666,533
   Shares issued in reinvestment
      of distributions ............     144,650      1,842,859     203,960      2,491,671
   Shares redeemed ................    (823,887)   (10,437,266)   (157,799)    (1,926,620)
                                      ---------------------------------------------------
   Net increase (decrease) ........     386,458   $  5,078,154   1,805,313   $ 22,231,584
                                      ===================================================

4.    TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Mutual Advisers LLC (Franklin Mutual)                  Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                                                          Semiannual Report | 33

FRANKLIN MUTUAL RECOVERY FUND

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays Franklin Mutual an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, (the "Fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the Fund performance differential exceeds 2.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 2.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 2.17% of average daily net assets.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the Fund's average daily net assets of each of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ...............................................................    1.00%
Class C ...............................................................    1.00%


34 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received(a) .......................................    $43,901
Contingent deferred sales charges retained ..........................    $ 2,892

(a)   Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $151,499, of which $136,239 was retained by Investor Services.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, certain dividends on securities sold short, bond discounts and premiums, offering costs, and organizational costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, certain dividends on securities sold short, and bond discounts and premiums.

At September 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................................   $ 196,324,025
                                                                  =============
Unrealized appreciation .......................................   $  19,563,612
Unrealized depreciation .......................................      (6,893,328)
                                                                  -------------
Net unrealized appreciation (depreciation) ....................   $  12,670,284
                                                                  =============

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended September 30, 2005, aggregated $118,103,390 and $44,658,619, respectively.


                                                          Semiannual Report | 35

FRANKLIN MUTUAL RECOVERY FUND

7. INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the period ended September 30, 2005, were as follows:

                                                           --------------------
                                                           NUMBER OF   PREMIUMS
                                                           CONTRACTS   RECEIVED
                                                           --------------------
Options outstanding at March 31, 2005  ................          314   $ 18,639
Options written .......................................            6        450
Options expired .......................................         (320)   (19,089)
Options exercised .....................................           --         --
Options closed ........................................           --         --
                                                           ====================
Options outstanding at September 30, 2005 .............           --   $     --
                                                           ====================

8. FORWARD EXCHANGE CONTRACTS

At September 30, 2005, the Fund had outstanding forward exchange contracts as set out below.

------------------------------------------------------------------------------------------
                                                    CONTRACT     SETTLEMENT     UNREALIZED
CONTRACTS TO SELL                                   AMOUNT(a)       DATE       GAIN (LOSS)
------------------------------------------------------------------------------------------
       25,351,798   Norwegian Krone ............    3,955,319     12/06/05     $    70,462
      461,150,000   Korean Won .................      450,000     01/18/06           7,780
        8,841,743   British Pounds .............   15,925,748     03/21/06         352,670
      900,581,250   Korean Won .................      875,000     03/22/06          11,009
       4,5000,000   Euro .......................    5,543,847     05/23/06          60,518
        2,293,000   Euro .......................    2,852,309     08/23/06          42,738
                                                                               -----------
Unrealized gain on forward exchange contracts .............................    $   545,177
                                                                               ===========

------------------------------------------------------------------------------------------
                                                    CONTRACT     SETTLEMENT     UNREALIZED
CONTRACTS TO BUY                                    AMOUNT(a)       DATE       GAIN (LOSS)
------------------------------------------------------------------------------------------
        4,167,555   Euro .......................    5,232,032     05/23/05      $ (153,794)

------------------------------------------------------------------------------------------
                                                    CONTRACT     SETTLEMENT     UNREALIZED
CONTRACTS TO SELL                                   AMOUNT(a)       DATE       GAIN (LOSS)
------------------------------------------------------------------------------------------
        7,723,049   Canadian Dollars ...........    6,230,101     10/21/05     $  (421,846)
          740,090   Canadian Dollars ...........      600,000     01/23/06         (39,207)
                                                                               -----------
                                                                                  (461,053)
                                                                               -----------
Unrealized loss on forward exchange contracts .............................       (614,847)
                                                                               -----------
   Net unrealized gain (loss) on forward exchange contracts ...............    $   (69,670)
                                                                               ===========

(a)   In US Dollar unless otherwise indicated.


36 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. The risks of purchasing these securities are that the issuer is unable to meet its obligation and any subsequent bankruptcy proceeding may result in unfavorable consequences to the Fund. At September 30, 2005, the value of these securities was $22,256,970, representing 10.70% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED AND ILLIQUID SECURITIES

At September 30, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At September 30, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT, SHARES                                                        ACQUISITION
AND WARRANTS                           ISSUER                             DATE           COST            VALUE
-----------------------------------------------------------------------------------------------------------------
     39,586      AboveNet Inc. ...................................      9/03/03       $1,511,610      $   948,615
  4,362,378      Cerberus NCB Acquisition LP Ltd., wts.,
                   8/29/13 .......................................     10/21/03        6,299,855        6,216,389
        286      Elephant Capital Holdings Ltd. ..................     10/22/03          286,248          543,698
      4,962      Esmark Inc., 10.00% cvt. Pfd., A ................     11/08/04        4,962,000        4,962,000
    287,034      Imagine Group Holdings Ltd. .....................      8/31/04        2,939,659        2,939,667
     65,000      Pig Iron LLC ....................................      4/13/05              413               24
  5,782,000      Seton House Finance Ltd., zero cpn.,
                   2/07/12 .......................................     12/01/03        2,206,184        2,203,421
     51,200      Symetra Financial ...............................      7/27/04        5,120,000        5,888,000
    322,800      Time Warner Inc. ................................      8/02/05        5,575,880        5,728,990
                                                                                                      -----------
                 TOTAL RESTRICTED AND ILLIQUID SECURITIES
                   (14.15% of Net Assets) ........................                                    $29,430,804
                                                                                                      ===========


                                                          Semiannual Report | 37

FRANKLIN MUTUAL RECOVERY FUND

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At September 30, 2005, unfunded commitments were as follows:

-------------------------------------------------------------------------------
                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Entegra Power Group LLC, Project L/C Loan Facility ...............   $  304,033
Entegra Power Group LLC, Project W/C  Loan Facility ..............       45,605
Mirant Corp., 4 Year Revolver, 7/17/05 ...........................       18,077
Mirant Corp., Tranche C Revolver, 4/01/04 ........................            9
Owens Corning, Revolver, 6/26/02 .................................      294,641
                                                                     ==========
                                                                     $  662,365
                                                                     ==========

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

12. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At September 30, 2005, such individuals serve in one or more of these capacities for AboveNet Inc., Esmark Inc., and Kindred Healthcare Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


38 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

13. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices described above. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                          Semiannual Report | 39

FRANKLIN MUTUAL RECOVERY FUND

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT CONTRACT

The board, including a majority of the non-interested (independent) trustees, in 2005 approved renewal of the Fund's management agreement, as well as the Fund's administrative services agreement, distribution agreement and other service agreements. Prior to a meeting of all the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. In the process of renewing the management agreement, distribution agreement, administrative services agreement and other service agreements for the Fund, the board, including a majority of independent trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the management agreement (including the administrative services agreement), the trustees took into account information furnished to them throughout the year at regular board meetings, as well as information specifically furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund's investment performance, expenses, portfolio composition, portfolio brokerage execution, soft dollars, distribution plans, shareholder servicing, compliance, pricing of securities and sales and redemptions, along with related financial statements and information about the scope and quality of services provided by the manager and its affiliates. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund's investment policies and restrictions. During the renewal process, the trustees considered the manager's methods of operation within Franklin Templeton Investments and its activities on behalf of other clients. The information furnished to the trustees during the renewal process also included a special report prepared by Lipper, Inc., an independent third-party analyst ("Lipper"), comparing the Fund's investment performance and expenses with those of other closed-end funds deemed comparable to the Fund as selected by Lipper ("Lipper Section 15(c) Report"). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative costs, fees and total expense ratios. They concluded that the report continues to be a reliable resource in the performance of their duties. In addition, the trustees received and reviewed a report on the manager's (and its parent's) profitability. Over the past year, the board continued to monitor and evaluate management's handling of recent regulatory and legal actions pending against the manager and certain of its affiliates. Representatives of the independent trustees met with management to review and assess the subject matter of each such proceeding and the controls and procedures that have been implemented, and actions taken, in response to such proceedings. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the board's decision.


40 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT CONTRACT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services to be provided by the manager. In this regard, they reviewed the Fund's investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. They reviewed the portfolio management team for the Fund, including its performance, staffing, compensation scheme and skills. They discussed with management various other products, portfolios and entities that are advised by the manager and the allocation of assets and expenses among and within them. They also reviewed the nature, extent and quality of the Fund's other service agreements in order to determine that Fund shareholders were well-served. During regular board meetings and the aforementioned meetings to review the management agreement, the trustees received reports and presentations on the manager's best execution trading policies. The trustees considered periodic reports provided to them showing that the manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the advisory personnel, the adherence to fair value pricing procedures established by the board and the accuracy of net asset value calculations. The trustees considered compliance procedures established in accordance with recently adopted SEC requirements. They also took into account factors affecting shareholder satisfaction.

As part of the approval process, the trustees had extensive conversations among themselves and with management regarding certain personnel changes, including the return of Peter Langerman as the President and Chief Executive Officer - Investment Management of the Fund, and the departure and replacement of the Fund's Chief Investment Officer. The trustees were satisfied with the overall manner in which management responded to the significant personnel changes. Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund, both current and from inception. They considered the successful performance of the Fund over the past two years relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks (including the benchmark on which the Fund's fulcrum fee is based), cash levels, the factoring of expense levels and distribution costs in analyzing performance, style drift and restrictions on permitted investments.


                                                          Semiannual Report | 41

FRANKLIN MUTUAL RECOVERY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT CONTRACT (CONTINUED)

In addition to meetings during the year with the Fund's portfolio managers to discuss performance, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund's Class A shares in comparison to all non-leveraged closed-end core funds as determined by Lipper. The trustees noted that the Fund's total return during the one-year period ended January 31, 2005, was in the best performing quintile. The trustees also compared Fund performance to other industry benchmarks as part of their evaluation of investment performance. The trustees concluded that the Fund continued to experience excellent performance in comparison to its various benchmarks and in the context of the Fund's objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services to be provided and the profits to be realized by the manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they discussed with management the trends in expense ratios over the past two years and the reasons for any increases. Consideration was given to a comparative analysis in the Lipper Section 15(c) Report of the management fee and total expense ratios of the Fund compared with an expense group, consisting of non-leveraged closed-end core funds in the same size category as the Fund as determined by Lipper. While the results of such expense comparisons showed that the effective fee rate for the Fund was relatively high in comparison with the Lipper peers, the trustees found such fee (and expenses) to be acceptable in view of the Fund's strong performance and factors relating to the Fund's operation, including, but not limited to, the quality and experience of the Fund's portfolio managers and research staff, the nature of the disciplined value investment approach followed for the Fund and the depth of its physical presence and coverage in investing in distressed securities. The trustees also noted that the Fund is less than two years old and the costs associated with starting and running a new fund tend to be greater than a fund in existence for five or more years.

The trustees also reviewed a Fund profitability analysis provided by management addressing profitability to Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the affiliated manager to the Fund. The trustees noted that this analysis is reviewed every other year by independent accountants based upon agreed upon procedures. The trustees reviewed the basis on which such reports are prepared and the reasonableness of the cost allocation methodology utilized in the profitability analysis. It was noted that legal and other costs and payments incurred by Franklin Resources, Inc., in resolving various legal proceedings arising from its U.S. fund operations had not been allocated so as to reduce the profitability of Franklin Resources, Inc., from Fund operations. The independent trustees reviewed the manager's method of assignment and allocation of actual expenses to the Fund, allocations for other accounts managed by the manager and the method of allocations in the Fund profitability study.


42 | Semiannual Report

FRANKLIN MUTUAL RECOVERY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT CONTRACT (CONTINUED)

The independent trustees met with management to discuss the Fund profitability analysis. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing losses; economies of scale; and the relative contribution of the Fund to the profitability of the manager and its parent. The trustees also considered an additional Lipper study analyzing the profitability of the parent of the manager as compared to other publicly held managers, which also aided the trustees in considering profitability outside the context of distribution. The trustees also considered the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the use of "soft" commission dollars to pay for research and other similar services. Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the manager under the management agreement with the Fund was not excessive in view of the nature, quality and extent of services provided.

The trustees also reviewed the administrative services agreement and its fee structure and considered whether any changes were required. The trustees, including the independent trustees voting separately, concluded that the administrative services fee is satisfactory.

ECONOMIES OF SCALE. The board also considered economies of scale in the context of whether they are realized by the manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of the management fee charged. Since it has only been two years since the inception of the Fund, the trustees believed that economies of scale are difficult to consider at this time but believe that as the Fund grows economies may be realized. To the extent economies of scale may be realized by the manager and its affiliates, the board believed the management and administrative fees provide a sharing of benefits with the Fund and its shareholders.


                                                          Semiannual Report | 43

FRANKLIN MUTUAL RECOVERY FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


44 | Semiannual Report

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
  Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                          Not part of the semiannual report

       [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
    INVESTMENTS                       San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUTUAL RECOVERY FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

471 S2005 11/05

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expertis Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.         N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert E. Wade.


ITEM 6. SCHEDULE OF INVESTMENTS.                        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Mutual Advisers, LLP in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY.    N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND  AFFILIATED PURCHASERS.             N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



FRANKLIN MUTUAL RECOVERY FUND


By /s/JIMMY D. GAMBILL
  -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: November 21, 2005




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: November 21, 2005



By /s/GALEN G. VETTER
  -----------------------------
   Galen G. Vetter
   Chief Financial Officer
Date: November 21, 2005